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                                                                    EXHIBIT 24.1


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STATE OF GEORGIA
COUNTY OF FULTON

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, Stephen P. Bradley, a Director of ROADMASTER INDUSTRIES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Henry Fong and Jeff L. Hinton, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company to be filed with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the S-3 shelf registration for the benefit of the Selling Shareholders as from time to time identified therein, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of November, 1995.

                                               Stephen P. Bradley
                                               ----------------------------
                                               Stephen P. Bradley



                                ACKNOWLEDGMENT


         BEFORE me this 27th day of November, 1995, came Stephen P. Bradley personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.



                                        M. Timothy Elder
                                        --------------------------------------

                                        NOTARY PUBLIC

                                        State of Georgia


                                        My Commission Expires: July 21, 1999


                                        NOTARY SEAL


                                        Notary Public, Fulton County, Georgia
                                        My Commission Expires: July 21, 1999


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STATE OF GEORGIA
COUNTY OF FULTON

                              POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that I, Edward E. Shake, a Director of ROADMASTER INDUSTRIES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Henry Fong and Jeff L. Hinton, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for the Company to be filed with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the S-3 shelf registration for the benefit of the Selling Shareholders as from time to time identified therein, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 27th day of November, 1995.

                                        Edward E. Shake
                                        ---------------------------------------
                                        Edward E. Shake



                                 ACKNOWLEDGMENT


         BEFORE me this 27th day of November, 1995, came Edward E. Shake personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                                        M. Timothy Elder
                                        --------------------------------------


                                        NOTARY PUBLIC

                                        State of Georgia


                                        My Commission Expires: July 21, 1999


                                        NOTARY SEAL


                                        Notary Public, Fulton County, Georgia
                                        My Commission Expires July 21, 1999